UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

RW Holdings NNN REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3090 Bristol Street, Suite 550
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 742-4862

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Material Agreements.

Amendment to Advisory Agreement

On October 14, 2019, RW Holdings NNN REIT, Inc. (the “Company”), entered into an agreement with BrixInvest, LLC (“BrixInvest”), the Company’s sponsor and advisor, to amend the Second Amended and Restated Advisory Agreement with BrixInvest, effective as of August 11, 2017, as further amended on August 3, 2018 and August 9, 2019 (the “Third Amendment”). The Third Amendment provides that the Company will pay all future organization and offering costs, and it will no longer be reimbursed by BrixInvest for the Company’s investor relations personnel costs after September 30, 2019, and BrixInvest agreed to terminate its right to receive 3% of all offering proceeds as reimbursement for organization and offering costs paid by BrixInvest.

Item 8.01.	Other Events.

Amended and Restated Share Repurchase Program

 On October 14, 2019, the Company amended and restated its share repurchase program for its Class C common stock (the “Shares”) to clarify the requirement that Shares be held for 90 days before they will be accepted for redemption by excluding Shares acquired pursuant to the Company’s distribution reinvestment plan or automatic investment program if the applicable stockholder has held their initial investment for at least 90 days.

Furthermore, the share repurchase program was amended to allow the Company to repurchase all of the Shares owned by a stockholder if, as a result of a request for repurchase, such stockholder will own Shares having a value of less than $500 (based on the Company’s most-recently published offering price per Share).

As previously announced on September 19, 2019, the Company will temporarily suspend its share repurchase program on October 19, 2019 and the share repurchase program will remain suspended until such time, if any, as the Company’s board of directors, in its discretion, may approve the reinstatement of the share repurchase program.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Share Repurchase Program (Class C Common Stock)

10.1	Amendment No. 3 To Second Amended and Restated Advisory Agreement of RW Holdings NNN REIT, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC. (Registrant)

By:	/s/ Raymond J. Pacini
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: October 17, 2019